EXHIBIT 32.1



                     CERTIFICATION PURSUANT TO
     18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                  OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB of Oxford Technologies Inc. (the "Company") for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacinta Sit, President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 26, 2004


By: /s/ Jacinta Sit
---------------------------
Jacinta Sit, President and
Chief Financial Officer